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                                                                      EXHIBIT 32

                   CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER
                    AND CHIEF FINANCIAL OFFICER PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Each of the undersigned, the Chief Executive Officer and the Chief Financial Officer of Penton Media, Inc. (the "Company"), hereby certifies, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ THOMAS L. KEMP
                                          --------------------------------------
                                          Thomas L. Kemp
                                          Chief Executive Officer

                                          /s/ PRESTON L. VICE
                                          --------------------------------------
                                          Preston L. Vice
                                          Chief Financial Officer

Dated: March 30, 2004